EXHIBIT 10.1

MODIFICATION AND EXTENSION AGREEMENT

Note #300757

This MODIFICATION AND EXTENSION AGREEMENT (the "Agreement') is made this 22nd day of December the year 2008 by and between:

THE BANKERS' BANK OF KENTUCKY
107 Progress Drive
P.O. Box 713
Frankfort, Ky. 40601 ("Lender')
And

PREMIER FINANCIAL BANCORP, INC.
2883 5TH Avenue
Huntington, WV 25702 ("Borrower')

Whereas, Borrower is indebted to Lender as of the date hereof in the amount of $4,709,390.00 evidenced by a term note from Borrower to Lender in the original face amount of six million five hundred thousand and 00/100 dollars  ($6,500,000.00), dated November 10, 2006 (the "Note"), which is secured by 559,800 shares of Citizens Deposit Bank & Trust, Inc., Vanceburg, Kentucky (“Citizens”) stock and 18,750 shares of Farmers Deposit Bank, Eminence, Kentucky (“Farmers”) stock.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Amendment of Terms. Borrower and Lender desire to modify, renew and/or extend the Note by amending the terms thereof as follows, to be effective from and after the date hereof:

Interest Rate:  The outstanding principal balance under this Term Note shall bear annual interest at the rate of the Prime Rate, as announced from time to time by J.P. Morgan Chase Bank, New York, New York, minus one (1%) percent, adjusted daily, with a floor rate of 3.00% and a ceiling rate of 6.00%.  The Prime Rate of J.P. Morgan Chase Bank will function only as a tool for setting the rate on  this Term Note and Lender does not represent that such rate has any relationship to the rate it charges its other customers.

2.
No Novation. Lender and Borrower specifically agree that this Agreement represents a continuation and modification of credit previously extended and is not intended to constitute a novation. Except as expressly modified or amended herein, all of the terms and conditions of the Note shall remain in full force and effect

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above

LENDER                                                                                     BANKERS’ BANK OF KENTUCKY
                                  By:_/s/ John B. Clark__________________________
                                    John B. Clark, Executive Vice President

BORROWER                                                                               PREMIER FINANCIAL BANCORP, INC.
                     By: _/s/ Robert W. Walker_______________________
                                    Robert W. Walker, President and CEO